UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2026

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(888) 987-6764

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on May 16, 2026, LiveRamp Holdings, Inc., a Delaware corporation (“LiveRamp” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among LiveRamp, MMS USA Holdings, Inc., a Delaware corporation (“Parent”), Covey Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Section 10.14 of the Merger Agreement, Publicis Groupe S.A., a French société anonyme (“Publicis”), pursuant to which LiveRamp will be acquired by Parent. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company and a wholly owned direct subsidiary of Parent following the Merger. On July 6, 2026, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of the Company’s stockholders (the “Special Meeting”) scheduled to be held on August 17, 2026, at 11:30 a.m. Pacific Time via the internet at www.virtualshareholdermeeting.com/RAMP2026.

Litigation Related to the Merger

Following the filing of the Definitive Proxy Statement and as of the date of this Current Report on Form 8-K, to the Company’s knowledge, three lawsuits have been filed by putative stockholders of LiveRamp with respect to the Merger. The lawsuits are captioned: Garfield v. Argyilan, et al. (filed in the Superior Court of the State of California for the County of San Francisco), O’Connor v. LiveRamp Holdings, Inc., et al. (filed in the New York Supreme Court, New York County) and Turner v. LiveRamp Holdings, Inc., et al. (filed in the New York Supreme Court, New York County) (collectively referred to as the “Stockholder Actions”). The Stockholder Actions allege, among other things, that the Definitive Proxy Statement contains materially false or misleading statements and omissions concerning the economics of the Merger, the process leading to the Merger and alleged conflicts of interest.

In addition, the Company has received several demand letters from purported stockholders of the Company, alleging deficiencies in the Company’s disclosures (the “Demand Letters”). Although the outcome of, or estimate of the possible loss or range of loss from, the Stockholder Actions and Demand Letters cannot be predicted, LiveRamp believes that the allegations contained in the Demand Letters and the Stockholder Actions are without merit.

The Company also believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable law, and do not need to be supplemented. Nevertheless, solely to avoid the nuisance, risks, costs, and uncertainties inherent in disputes concerning these types of allegations, including the possibility that any such claim could delay or adversely affect the Merger, and allow the Company’s stockholders to vote on the Merger at the Special Meeting, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement with the supplemental disclosures set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal merit of the various litigation matters described above or the allegations made therein, or of the necessity, or materiality under applicable laws, of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

Supplemental Disclosures

The following supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. The inclusion in the supplemental disclosures of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement and all page references below are to pages in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the following paragraph before the fifth paragraph on page 36:

In late December 2025, Mr. Howe met with a senior representative of Publicis to discuss the progress of transaction discussions. During this meeting, representatives of Publicis expressed their view that retaining certain senior members of LiveRamp’s management team would be important to help integrate the companies following the transaction and execute the strategic plans of the combined company. Shortly following this conversation, representatives of Publicis and LiveRamp management began to discuss various potential employment and compensation related issues applicable to LiveRamp management, but Publicis did not present employment agreements for consideration by LiveRamp’s management team at this time. The Board was informed of Publicis’s views on the importance of management retention, authorized management to continue to engage in these discussions, and was kept apprised of these discussions on a regular basis.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the following at the end of the second full paragraph on page 38:

Publicis reiterated its view that retaining key senior members of LiveRamp’s management team was important to Publicis’s plans for the combined company and, as such, it would seek employment commitments from certain senior members of LiveRamp’s management team. Shortly thereafter, representatives of Publicis and LiveRamp management had ongoing discussions regarding various employment and compensation related issues applicable to LiveRamp management. The Board again discussed Publicis’s views on retention of LiveRamp management, authorized management to engage in these discussions, and was kept apprised of these discussions on a regular basis.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the following at the end of the fourth full paragraph on page 38:

On May 9, 2026, Publicis also delivered proposed employment agreements for certain senior members of LiveRamp’s management team and Publicis and LiveRamp management continued to discuss various employment and compensation related issues from such time onwards. The Board was informed of these employment agreements, authorized management to engage in discussions regarding the agreements, and was kept apprised of these discussions. At the time the parties executed the Merger Agreement, Mr. Howe entered into an employment agreement with Publicis (effective and contingent upon the completion of the Merger), but other employment agreements were not finalized at such time.

The disclosure under the heading captioned “Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses” is hereby amended and supplemented by adding the following to the fourth and fifth paragraphs of page 45:

Evercore performed a discounted cash flow analysis of LiveRamp to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, defined for purposes of this section of the proxy statement entitled “The Merger Agreement (Proposal 1) - Opinion of Evercore Group L.L.C.” as net operating profit after tax, plus depreciation and amortization, less capital expenditures, plus or minus changes in net working capital, that LiveRamp was forecasted to generate during the period from June 30, 2026 through December 31, 2030 based on the LiveRamp Projections. Evercore calculated terminal values for LiveRamp by applying perpetuity growth rates of 4% to 6%, which range was selected based on Evercore’s professional judgement and experience, to a terminal year estimate of the unlevered, after-tax free cash flows as set forth under the line item “Unlevered Free Cash Flow” in the table (and corresponding footnotes) on page 50 that LiveRamp was forecasted to generate based on the LiveRamp Projections. The cash flows and terminal values in each case were then discounted to present value as of June 30, 2026 using discount rates ranging from 13% to 15%, which were based on an estimate of LiveRamp’s weighted average cost of capital, and the mid-year cash flow discounting convention, as estimated by Evercore based on its professional judgment and experience.

Based on this range of implied total enterprise values, LiveRamp’s estimated net debt (calculated as cash and cash equivalents and no debt) provided to Evercore on May 6, 2026, and the estimated number of fully diluted shares of Common Stock, in each case, as provided by LiveRamp’s management, this analysis indicated a range of implied equity values per share of Common Stock of $33.83 to $49.38, compared to the Merger Consideration of $38.50 per share of Common Stock.

The disclosure under the heading captioned “Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses” is hereby amended and supplemented by adding the following to the first and second paragraphs on page 46:

For each of the selected companies, Evercore calculated total enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of (i) estimated adjusted earnings before interest, taxes, depreciation and amortization before stock-based compensation expense (“Pre-SBC Adjusted EBITDA”), and (ii) estimated adjusted earnings before interest, taxes, depreciation and amortization after stock-based compensation expense (“Post-SBC Adjusted EBITDA”) for calendar year 2026 and calendar year 2027, based on closing share prices as of May 15, 2026 as shown in the table below. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.

This analysis indicated the following:

Target	2026E TEV/Pre-SBC Adjusted EBITDA	2027E TEV/Pre-SBC Adjusted EBITDA	2026E TEV/Post-SBC Adjusted EBITDA	2027E TEV/Post-SBC Adjusted EBITDA
Programmatic Software Platforms
The Trade Desk, Inc.	7.0x	6.2x	10.5x	9.3x
Zeta Global Holdings Corp.	12.1x	10.0x	28.7x	22.4x
Magnite, Inc.	8.3x	7.3x	11.6x	10.1x
Taboola.com Ltd	6.5x	6.1x	9.1x	8.2x
DoubleVerify Holdings, Inc.	4.9x	4.5x	7.9x	6.8x
Viant Technology Inc.	7.3x	5.7x	11.3x	8.0x
PubMatic, Inc.	6.4x	5.4x	21.4x	13.1x
Customer Experience SaaS
Adobe Inc.	8.3x	8.0x	10.0x	9.7x
ZoomInfo Technologies Inc.	4.8x	4.7x	6.2x	6.1x
Braze, Inc.	28.7x	18.6x	nm	nm
Five9, Inc.	6.0x	5.2x	11.1x	9.0x
Sprout Social, Inc.	5.3x	4.0x	nm	nm
Data & Information Services
Experian plc	11.4x	10.5x	12.0x	11.0x
Fair Isaac Corporation	17.8x	14.7x	20.1x	16.4x
Equifax Inc.	10.9x	9.7x	11.3x	10.1x
TransUnion	9.9x	8.9x	10.8x	9.6x
Gartner, Inc.	7.2x	6.9x	8.1x	7.7x
Definitive Healthcare Corp	2.2x	2.3x	4.7x	4.6x

Note: Negative EBITDA multiples and EBITDA multiples greater than 40.0x referred to as “nm” (not meaningful).

Benchmark	High	Low	Mean	Median
Programmatic Software Platforms
TEV / 2026E Pre-SBC Adjusted EBITDA	12.1x	4.9x	7.5x	7.0x
TEV / 2027E Pre-SBC Adjusted EBITDA	10.0x	4.5x	6.5x	6.1x
TEV / 2026E Post-SBC Adjusted EBITDA	28.7x	7.9x	14.4x	11.3x
TEV / 2027E Post-SBC Adjusted EBITDA	22.4x	6.8x	11.1x	9.3x
Customer Experience SaaS
TEV / 2026E Pre-SBC Adjusted EBITDA	28.7x	4.8x	10.6x	6.0x
TEV / 2027E Pre-SBC Adjusted EBITDA	18.6x	4.0x	8.1x	5.2x
TEV / 2026E Post-SBC Adjusted EBITDA	11.1x	6.2x	9.1x	10.0x
TEV / 2027E Post-SBC Adjusted EBITDA	9.7x	6.1x	8.3x	9.0x
Data & Information Services
TEV / 2026E Pre-SBC Adjusted EBITDA	17.8x	2.2x	9.9x	10.4x
TEV / 2027E Pre-SBC Adjusted EBITDA	14.7x	2.3x	8.8x	9.3x
TEV / 2026E Post-SBC Adjusted EBITDA	20.1x	4.7x	11.2x	11.0x
TEV / 2027E Post-SBC Adjusted EBITDA	16.4x	4.6x	9.9x	9.8x

Based on the multiples it derived for the selected companies and based on its professional judgment and experience, Evercore applied (i) a Pre-SBC Adjusted EBITDA multiple reference range of 7.0x to 11.0x to the LiveRamp’s estimated CY2026E Pre-SBC Adjusted EBITDA of $200 million, (ii) a Pre-SBC Adjusted EBITDA multiple reference range of 6.0x to 10.0x to LiveRamp’s estimated CY2027E Pre-SBC Adjusted EBITDA of $277 million, (iii) a Post-SBC Adjusted EBITDA multiple reference range of 10.0x to 13.5x to LiveRamp’s estimated CY2026E Post-SBC Adjusted EBITDA of $118 million, and (iv) a Post-SBC Adjusted EBITDA multiple reference range of 8.5x to 11.5x to LiveRamp’s estimated CY2027E Post-SBC Adjusted EBITDA of $194 million, in each case based on the LiveRamp Projections and as of May 15, 2026. This analysis indicated a range of implied equity values per share of Common Stock of (i) $25.63 to $37.66 (CY2026E Pre-SBC), (ii) $29.56 to $46.21 (CY2027E Pre-SBC), (iii) $22.32 to $28.54 (CY2026E Post-SBC) and (iv) $29.39 to $38.14 (CY2027E Post-SBC), compared to the Merger Consideration of $38.50 per share of Common Stock.

The disclosure under the heading captioned “Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses” is hereby amended and supplemented by adding the following to the third, fourth and fifth paragraphs of page 47:

Evercore reviewed, to the extent publicly available, financial information related to the following selected transactions involving target companies announced since 2016 (the “selected transactions”). For each selected transaction, Evercore calculated the implied total enterprise value (defined as the target’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month Pre-SBC Adjusted EBITDA for the target company at the time of the announcement of the applicable transaction, which we refer to as “LTM Pre-SBC Adjusted EBITDA.” Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.

The selected transactions reviewed by Evercore, ~~and~~ including the month and year each was announced and the LTM Pre-SBC Adjusted EBITDA, were as follows:

Month and Year Announced	Acquiror	Target	TEV/LTM Pre-SBC Adjusted EBITDA
September 2025	Novacap Management Inc.	Integral Ad Science Holding Corp.	8.5x
November 2024	MediaOcean LLC	Innovid Corp.	18.3x
April 2024	Cadent, LLC	AdTheorent Holding Company, Inc.	11.5x
June 2023	Neptune Retail Solutions	Quotient Technology Inc.	15.4x
March 2022	Evergreen Coast Capital Corporation and Brookfield Business Partners L.P.	Nielsen Holdings plc	10.0x
September 2021	TransUnion	Neustar, Inc.	27.0x
February 2021	Stone Point Capital LLC and Insight Partners	CoreLogic, Inc.	12.1x
October 2019	Platinum Equity, LLC	Cision Ltd.	10.3x
August 2018	CC Capital Partners LLC, Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P.	The Dun & Bradstreet Corporation	13.3x
December 2016	Golden Gate Capital Private Equity, Inc.	Neustar, Inc.	5.8x

~~For each selected transaction, Evercore calculated the implied enterprise value (defined as the target’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month Pre-SBC Adjusted EBITDA for the target company at the time of the announcement of the applicable transaction, which we refer to as “LTM Pre-SBC Adjusted EBITDA”. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.~~

This analysis indicated the following:

Benchmark	High	Low	Mean	Median	25th Percentile	75th Percentile
TEV / LTM Pre-SBC Adjusted EBITDA	27.0x	5.8x	13.2x	11.8x	10.1x	14.9x

Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore applied a reference range of total enterprise value to LTM Pre-SBC Adjusted EBITDA multiples of 10.0x to 15.0x to LiveRamp’s LTM Pre-SBC Adjusted EBITDA as of June 30, 2026, based on the financial results for LiveRamp provided by LiveRamp’s management. Based on this range of implied total enterprise values, LiveRamp’s estimated net debt (calculated as cash and cash equivalents and no debt) provided to Evercore on May 6, 2026, and the estimated number of fully diluted shares of Common Stock, in each case as provided by LiveRamp’s management, this analysis indicated a range of implied equity values per share of Common Stock of $32.23 to $46.06, compared to the Merger Consideration of $38.50 per share of Common Stock.

The disclosure under the heading captioned “Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses” is hereby amended and supplemented by adding the following paragraph after the first paragraph of page 49:

The selected public market trading price targets per share of LiveRamp Common Stock that Evercore observed are shown in the table below:

As of May 15, 2026:

Research Analyst	Date	Price Target
Arete Research	5/4/26	$35.00
SSR	4/9/26	$37.00
Cannonball	3/26/26	$30.00
Evercore ISI	3/24/26	$37.00
D.A. Davidson	3/20/26	$35.00
Benchmark	2/6/26	$40.00
Susquehanna	2/6/26	$50.00
Morgan Stanley	2/6/26	$33.00
Craig-Hallum	2/6/26	$35.00
Wells Fargo	2/6/26	$38.00

The disclosure under the heading captioned “Opinion of Evercore Group L.L.C. – Summary of Evercore’s Financial Analyses” is hereby amended and supplemented by adding the following to the last paragraph beginning on page 49 and continuing onto page 50:

Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to LiveRamp, Parent, potential parties to the Merger and/or any of their respective or persons that are competitors, customers or suppliers of LiveRamp or Parent. According to Evercore’s internal records, as of the date of its opinion, Evercore did not own any direct equity interest in LiveRamp or Parent or any interest in an investment fund sponsored by LiveRamp or Parent or any of their respective controlled affiliates.

The disclosure under the heading captioned “Certain Unaudited Financial Information” is hereby amended and supplemented by adding the following to the third through seventh paragraphs on page 50:

Other than annual and quarterly updated guidance and certain long-term financial targets, LiveRamp’s management does not as a matter of course make public long-range projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates when applied to time periods further in the future. As a result, LiveRamp does not endorse projections or other unaudited prospective financial information as a reliable indication of future results. However, in connection with the Board’s consideration and evaluation of a potential transaction with Parent and other strategic alternatives (including continuing as a standalone company), LiveRamp’s management in December 2025 prepared certain unaudited prospective financial information for LiveRamp on a standalone basis for calendar years 2026 through 2030 (the “December Projections”), which were further updated in April 2026 with the actual figures for the recently completed fiscal year 2026, ended March 31, 2026 and the finalized projections for fiscal year 2027, ending March 31, 2027 (such prospective financial information, as prepared in December 2025 and updated in April 2026, the “LiveRamp Projections”). The Board provided guidance and direction to LiveRamp management in the preparation of the LiveRamp Projections.

The December Projections and LiveRamp Projections were prepared solely for internal use and to assist the Board with its consideration and evaluation of the Merger. At the direction of the Board, the December Projections and the LiveRamp Projections were provided to Evercore in connection with its analyses and opinion and certain portions of the December Projections and the LiveRamp Projections were provided to potential acquirors participating in the sale process who executed confidentiality agreements with LiveRamp, including Publicis.

LiveRamp is including a summary of the December Projections and the LiveRamp Projections in this proxy statement solely to give LiveRamp stockholders access to the information that was reviewed by the Board in connection with its consideration and evaluation of the Merger; provided to and approved by the Board for use by Evercore, LiveRamp’s financial advisor, in connection with its financial analyses and opinion described in the section of this proxy statement entitled “The Merger Agreement (Proposal 1) — Opinion of Evercore Group L.L.C.”; and made available in part to potential acquirors participating in the sale process who executed confidentiality agreements with LiveRamp, including Publicis.

The following table presents a summary of the December Projections and the LiveRamp Projections, used for a discounted cash flow analysis, for the calendar years indicated:

December Projections

(Amounts in millions)

	2H 2026E(1)	2027E	2028E	2029E	2030E
Revenue	$ 451	$ 988	$ 1,122	$ 1,269	$ 1,426
Adjusted EBITDA(2)(6)
(Pre-stock based compensation)	$ 115	$ 271	$ 332	$ 393	$ 451
Adjusted EBITDA(2)(6)
(Post-stock based compensation)	$ 72	$ 186	$ 244	$ 301	$ 355
Adjusted EBIT
(Post-stock based compensation)(3)(6)	$ 66	$ 180	$ 239	$ 295	$ 349
NOPAT(4)	$ 49	$ 135	$ 179	$ 221	$ 262
Unlevered Free Cash Flow(5)(6)	$ 35	$ 114	$ 159	$ 201	$ 248

(1)	For the six months ending December 31, 2026.

(2)	Non-GAAP financial measure. “Adjusted EBITDA (pre-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization before stock-based compensation expense.

Non-GAAP financial measure. “Adjusted EBITDA (post-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization after stock-based compensation expense.

(3)	Non-GAAP financial measure. “Adjusted EBIT (post-stock based compensation)” represents estimated adjusted earnings before interest and taxes, after stock-based compensation expense.

(4)	Non-GAAP financial measure. NOPAT refers to net operating profits after tax.

(5)	Non-GAAP financial measure. Unlevered Free Cash Flow represents unlevered, after-tax free cash flows, defined for purposes of this section of the proxy statement as net operating profit after tax, plus depreciation and amortization, less capital expenditures, plus or minus changes in net working capital.

(6)	The foregoing notes (1), (2), (3), (4) and (5) are subject to the following adjustments:

The Company’s non-GAAP financial measures, including non-GAAP earnings (loss) per share, non-GAAP income (loss) from operations, non-GAAP operating income (loss) margin, non-GAAP expenses and adjusted EBITDA reflect adjustments based on the following items, as well as the related income tax effects when applicable:

Purchased intangible asset amortization: LiveRamp incurs amortization of purchased intangibles in connection with its acquisitions. Purchased intangibles include (i) developed technology, (ii) customer and publisher relationships, and (iii) trade names. The Company expects to amortize for accounting purposes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for the Company, LiveRamp excludes this item because this expense is non-cash in nature and because it believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance.

Non-cash stock compensation: Non-cash stock compensation consists of charges for employee restricted stock units, performance shares and stock options in accordance with current GAAP related to stock-based compensation including expense associated with stock-based compensation related to unvested options assumed in connection with its acquisitions. As the Company applies stock-based compensation standards, it believes that it is useful to investors to understand the impact of the application of these standards to LiveRamp’s operational performance. Although stock-based compensation expense is calculated in accordance with current GAAP and constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by LiveRamp and because such expense is not used by LiveRamp to assess the core profitability of its business operations.

Restructuring charges: During the past several years, the Company has initiated certain restructuring activities in order to align its costs in connection with both its operating plans and its business strategies based on then-current economic conditions. As a result, it recognized costs related to termination benefits for employees whose positions were eliminated, lease and other contract termination charges, and asset impairments. These items, as well as third party expenses associated with business acquisitions in the prior years, reported as gains, losses, and other items, net, are excluded from non-GAAP results because such amounts are not used by it to assess the core profitability of its business operations.

Transformation costs: In previous years, LiveRamp incurred significant expenses to separate the financial statements of its operating segments, with particular focus on segment-level balance sheets, and to evaluate portfolio priorities. Its criteria for excluding transformation expenses from its non-GAAP measures is as follows: 1) projects are discrete in nature; 2) excluded expenses consist only of third-party consulting fees that it would not incur otherwise; and 3) it does not exclude employee related expenses or other costs associated with the ongoing operations of its business. The Company substantially completed those projects during the third quarter of fiscal year 2018. Beginning in the fourth quarter of fiscal 2018, and through most of fiscal 2019, it incurred transaction support expenses and system separation costs related to the Company’s announced evaluation of strategic options for its Marketing Solutions (AMS) business. In the first and second quarters of fiscal 2021 in response to the potential COVID-19 pandemic impact on its business and again during fiscal 2023 in response to macroeconomic conditions, LiveRamp incurred significant costs associated with the assessment of strategic and operating plans, including its long-term location strategy, and assistance in implementing the restructuring activities as a result of this assessment. Its criteria for excluding these costs are the same. The Company believes excluding these items from its non-GAAP financial measures is useful for investors and provides meaningful supplemental information.

The disclosure under the heading captioned “Certain Unaudited Financial Information” is hereby amended and supplemented by adding the following to footnote (2) on the page 51:

(2)	Non-GAAP financial measure. “Adjusted EBITDA (pre-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization before stock-based compensation expense.

Non-GAAP financial measure. “Adjusted EBITDA (post-stock based compensation)” represents estimated adjusted earnings before interest, taxes, depreciation and amortization after stock-based compensation expense.

The disclosures under the heading captioned “Certain Unaudited Financial Information – Additional Information About the LiveRamp Projections” is hereby amended and supplemented by adding the following in pages 51 through 53:

Additional Information About the December Projections and the LiveRamp Projections

The December Projections and the LiveRamp Projections were prepared treating LiveRamp on a standalone basis, without giving effect to the Merger, including any impact of the negotiation or execution of the Merger, the expenses that may be incurred in connection with the Merger or the consummation thereof, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or in anticipation of the Merger, or the effect of any alteration, acceleration, postponement or decision not to take any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed but that were instead altered, accelerated, postponed or not taken in anticipation of the Merger.

The inclusion of the December Projections and the LiveRamp Projections in this proxy statement should not be regarded as an indication or admission by LiveRamp or any of its affiliates, officers, directors, advisors or representatives (including Evercore), or any other person, that the December Projections and the LiveRamp Projections are predictive of actual future events, or an assurance of the achievement of future results. The December Projections and the LiveRamp Projections and any summary thereof should not be relied upon as such, and this information is not being included in this proxy statement to influence your decision whether to vote in favor of any proposal. LiveRamp advises the recipients of the December Projections and the LiveRamp Projections that its internal financial forecasts upon which the December Projections and the LiveRamp Projections were based are subjective in many respects, and readers are cautioned not to place undue reliance on these projections, as they are not necessarily predictive of actual future results. Further, the inclusion of the December Projections and the LiveRamp Projections in this proxy statement does not constitute an admission or representation by LiveRamp or any other person that the information presented is material.

Although presented with numerical specificity, the December Projections and the LiveRamp Projections reflect numerous variables, assumptions and estimates regarding LiveRamp’s performance, industry performance, general business, economic, regulatory, market, and financial conditions, many of which are inherently uncertain and many of which are beyond the control of LiveRamp. LiveRamp’s management believed these variables, assumptions and estimates were reasonable at the time the December Projections and the LiveRamp Projections were prepared, taking into account the relevant information available to management at the time, but important factors may affect actual results and cause the December Projections and the LiveRamp Projections to not be achieved, which include, but are not limited to, risks and uncertainties relating to the business of LiveRamp (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the probability of technological success, the regulatory and competitive environment, changes in technology, general business and economic conditions and other risk factors referenced in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.” Various assumptions underlying the December Projections and the LiveRamp Projections may not prove to have been, or may no longer be, accurate. The December Projections and the LiveRamp Projections may not be realized, and actual results may be significantly higher or lower than projected in the December Projections and the LiveRamp Projections. The December Projections and the LiveRamp Projections reflect LiveRamp on a standalone basis and do not account for the effects of the Merger. The December Projections and the LiveRamp Projections also reflect assumptions as to certain business strategies or plans that are subject to change. The December Projections and the LiveRamp Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions. The December Projections and the LiveRamp Projections do not take into account any circumstances or events occurring after the date they were prepared, including the Merger, and some or all of the assumptions that have been made in connection with the preparation of the December Projections and the LiveRamp Projections may have changed since the date the December Projections and the LiveRamp Projections were prepared. The December Projections and the LiveRamp Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. The propensity of economic and business environments to change quickly contributes significantly to the high level of uncertainty as to whether the results portrayed in the December Projections and the LiveRamp Projections will be achieved. As a result, there can be no assurance that the December Projections and the LiveRamp Projections will be realized, and actual results could be significantly higher or lower than projected. For all of these reasons, the December Projections and the LiveRamp Projections, and the assumptions upon which they are based, are (i) not guarantees of future results; (ii) inherently speculative; and (iii) subject to a number of risks and uncertainties. As a result, actual results may differ materially, and will differ materially if the Merger and the other transactions contemplated by the Merger Agreement are completed, from those contained in the December Projections and the LiveRamp Projections. Accordingly, there can be no assurance that the December Projections and the LiveRamp Projections will be realized. Additionally, the risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased given the length of time in the future over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the factors outlined above or other factors that may become applicable, could have a compounding effect on the projections shown for later periods or the difference between the projections and actual results for those periods. Thus, any failure of an assumption or projections to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods.

The December Projections and the LiveRamp Projections have not been updated or revised to reflect information or results after the date the December Projections and the LiveRamp Projections were prepared. None of LiveRamp, Parent, Publicis or any of our or their respective affiliates intends to, and each of them disclaims any obligation to, update or otherwise revise the December Projections and the LiveRamp Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be no longer appropriate (except, in the case of LiveRamp, as required under applicable law). Readers of this proxy statement should take these considerations into account in reviewing the summary of the December Projections and the LiveRamp Projections, which were prepared as of an earlier date. The December Projections and the LiveRamp Projections may differ from publicized analyst estimates and forecasts. You should evaluate the December Projections and the LiveRamp Projections, if at all, in conjunction with LiveRamp’s historical financial statements and other information regarding LiveRamp contained in its public filings with the SEC, including its Annual Report filed on Form 10-K for the fiscal year ending March 31, 2026. Please note that the December Projections and the LiveRamp Projections have been prepared on a calendar year basis, while LiveRamp’s fiscal year ends March 31.

LiveRamp urges all of its stockholders to review its most recent SEC filings for a description of its historical financial statements and other information about LiveRamp. Please see the section of this proxy statement entitled “Where You Can Find More Information” for additional information.

The December Projections and the LiveRamp Projections included in this proxy statement have been prepared by, and are the responsibility of, LiveRamp. Neither LiveRamp’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the December Projections and the LiveRamp Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The December Projections and the LiveRamp Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”). Certain of the non-GAAP financial measures included in the December Projections and the LiveRamp Projections were relied upon by Evercore at the instruction of the Board for purposes of its financial analyses and opinion and by the Board in connection with their evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Evercore for purposes of its financial analyses and opinion or by the Board in connection with its evaluation of the Merger. Accordingly, LiveRamp has not provided a reconciliation of the financial measures included in the December Projections and the LiveRamp Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by LiveRamp may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

None of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) can give you any assurance that actual results will not differ from the December Projections and the LiveRamp Projections. Except as required by applicable law, none of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) undertake any obligation to update or otherwise revise or reconcile the December Projections and the LiveRamp Projections or the specific portions presented to reflect circumstances existing after the date the December Projections and the LiveRamp Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this proxy statement are cautioned not to place undue, if any, reliance on the portions of the December Projections and the LiveRamp Projections set forth above. None of LiveRamp nor any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) intend to make publicly available any update or other revision to the December Projections and the LiveRamp Projections. In addition, none of LiveRamp or any of its affiliates, advisors, officers, directors, partners or representatives (including Evercore) have made, make, or are authorized in the future to make, any representation to any stockholder or other person regarding LiveRamp’s ultimate performance compared to the information contained in the December Projections and the LiveRamp Projections or that projected results will be achieved, and any statements to the contrary should be disregarded.

LiveRamp has made no representation to Parent or Merger Sub, in the Merger Agreement, or otherwise, concerning the December Projections and the LiveRamp Projections. The December Projections and the LiveRamp Projections may not be necessarily predictive of actual future results and should not be construed as financial guidance or relied on as such. In light of the foregoing factors and uncertainties inherent in the December Projections and the LiveRamp Projections, readers of this proxy statement are cautioned not to place any undue, if any, reliance on the December Projections and the LiveRamp Projections.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning Publicis, LiveRamp, the proposed transaction and other matters. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of the combined businesses; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms. These forward-looking statements are not guarantees of future performance. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside the parties’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between Publicis and LiveRamp; (2) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; (5) failure to realize anticipated benefits of the combined operations; (6) risks relating to unanticipated costs of integration; (7) ability to hire and retain key personnel; (8) ability to successfully integrate the companies’ businesses; (9) the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors, including reputational risk; (10) ability to attract new clients and retain existing clients in the manner anticipated; (11) reliance on and integration of information technology systems; (12) suffering reduced profits or losses as a result of intense competition; or (13) potential litigation that may be instituted against LiveRamp or its directors or officers related to the proposed transaction or the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2026, in Part I “Cautionary Statements Relevant to Forward-Looking Information” and Part I, Item 1A, “Risk Factors,” as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the SEC and those described in documents Publicis has filed with the Autorité des Marchés Financiers (the French securities regulator). The parties do not undertake, nor do they have, any obligation to provide updates or to revise any forward-looking statements.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, LiveRamp filed its Definitive Proxy Statement with the SEC on July 6, 2026. LiveRamp commenced mailing of the Definitive Proxy Statement to its shareholders on or about July 8, 2026. This communication is not a substitute for the Definitive Proxy Statement or any other document that LiveRamp has filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Special Meeting to approve the proposed transaction should be made only on the basis of the information contained in LiveRamp’s Definitive Proxy Statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

PARTICIPANTS IN THE SOLICITATION

Publicis, LiveRamp and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LiveRamp in respect of the proposed transactions contemplated by the Definitive Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of LiveRamp in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. Information about the directors and executive officers of LiveRamp and their ownership of shares of LiveRamp common stock and other securities of LiveRamp can be found in the sections entitled “Nominees and Continuing Directors,” “Compensation Discussion and Analysis,” “Compensation Tables,” “Non-Employee Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” included in the Definitive Proxy Statement; in the Form 3 and Form 4 initial statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LiveRamp’s directors and executive officers; and in other documents subsequently filed by LiveRamp with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry Jones
Name:	Jerry Jones
Title:	EVP, Chief Ethics and Legal Officer and Secretary

Date: August 10, 2026